UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 1, 2021
RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $5 Par Value	RGCO	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 if the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On February 1, 2021, the Company held its Annual Meeting of Shareholders to elect three directors, to ratify the selection of independent auditors and to hold a non-binding shareholder advisory vote on named executive compensation. The voting results are provided below.

Shareholders elected the nominees for Class C directors as listed below to serve a three-year term expiring at the Annual Meeting of Shareholders to be held in 2024:

Director	Shares For	Shares Withheld	Broker Non Votes
T. Joe Crawford	4,191,944	507,263	1,430,596
Maryellen F. Goodlatte	4,047,673	651,534	1,430,596
Paul W. Nester	4,655,064	44,143	1,430,596

Abney S. Boxley, III, S. Frank Smith and John B. Williamson, III continue to serve as Class A directors until the Annual Meeting of Shareholders to be held in 2022. Nancy Howell Agee, J. Allen Layman and Jacqueline L. Archer continue to serve as Class B directors until the Annual Meeting of Shareholders to be held in 2023.

Shareholders approved the selection by the Audit Committee of the Board of Directors of the firm Brown Edwards & Company, L.L.P. as independent auditors for the fiscal year ending September 30, 2021, by the following vote:

Shares For	Shares Against	Shares Abstaining
6,025,538	96,008	8,257

Shareholders approved executive compensation through a non-binding advisory vote as indicated below:

Shares For	Shares Against	Shares Abstaining	Broker Non Votes
3,510,341	1,123,634	65,232	1,430,596

ITEM 8.01	OTHER EVENTS.

The Company issued a press release on February 1, 2021, announcing, among other things, the election of three Directors at its annual meeting of shareholders held on February 1, 2021 and the appointment of external auditors for the current fiscal year. At the meeting of the Board of Directors following the annual meeting of shareholders, the Board of Directors elected John B. Williamson, III as Chairman of the Board of RGC Resources, Inc. and Paul W. Nester as President and CEO of RGC Resources, Inc.

The Board of Directors elected the following senior officers of RGC Resources: Randall P. Burton, II, Vice President, CFO, Secretary and Treasurer; Lawrence T. Oliver, Assistant Secretary/Assistant Treasurer; and Robert L. Wells, II, Vice President and Chief Information Officer. The Board of Directors also elected the following senior officers of Roanoke Gas Company: Paul W. Nester, President and CEO; Randall P. Burton, II, Vice President, CFO, Secretary and Treasurer; Lawrence T. Oliver, Vice President, Regulatory Affairs and Strategy and Assistant Secretary/Assistant Treasurer; Carl J. Shockley, Jr., Vice President and Chief Operating Officer; and Robert L. Wells, II, Vice President, Customer Service.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information disclosed under this Item, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall they by deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

ITEM 9.01.	FINANCIAL STATEMENT AND EXHIBITS.

99.1	Annual Shareholders Meeting Press Release dated February 1, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: February 2, 2021	By:	/s/ Randall P. Burton, II

Randall P. Burton, II
Vice President, Secretary, Treasurer and CFO